Exhibit 10.10

Executive Common Unit and Profits Unit Agreement

This Executive Common Unit and Profits Unit Agreement, dated as of the date set forth on the page immediately following the signature page hereof, is entered into by and among Blizzard Parent, LLC, a Delaware limited liability company (the “Company”), Blizzard Management Feeder, LLC, a Delaware limited liability company (“Management LLC”), and the Executive whose name appears on the signature page hereof (the “Executive”), pursuant to, and subject to the terms of, the Blizzard Parent, LLC Profits Unit Plan. The meaning of each capitalized term may be found in Section 8.

The Company, Management LLC and the Executive hereby agree as follows:

Section 1. Grant of Profits Units

(a) In General. Subject to all the terms of this Agreement, the Company has elected to indirectly grant to the Executive the number of Profits Units of the Company specified on the page immediately following the signature page hereof, to be held indirectly as provided herein. This grant of Profits Units is being made, and the terms of the Profits Units are subject to, this Agreement, the Profits Unit Plan, the Company Operating Agreement and the Management LLC Agreement. Such grant shall be effected by (x) the grant by Management LLC of Profits Units of Management LLC equal to the number of Profits Units of the Company set forth on the page immediately following the signature page hereof, and (y) the grant, concurrently therewith, by the Company to Management LLC of the Profits Units referred to in the first sentence of this Section 1(a).

(b) 83(b) Election. As a condition to the grant of Profits Units of Management LLC, the Executive shall complete and return to the Company the election under Section 83(b) of the Code with respect to such Profits Units in the form attached hereto as Appendix C on or prior to the due date specified therefor.

(c) Hurdle Amount. To the extent necessary for a Profits Unit to be a partnership profits interest for U.S. federal tax purposes, such Profits Unit shall have a Hurdle Amount maintained in the records of the Company, which shall be in addition to the Benchmark Amount as specified in the Company Operating Agreement

Section 2. The Closing as to the Grant of Profits Units

(a) Time and Place. The grant of the Profits Units pursuant to Section 1 (the “Closing”) shall take place at a time and place selected by the Company on or within five (5) business days following the date on which the Closing requirements of the Executive and Management LLC set forth in Sections 2(b) and 2(c) have been completed.

(b) Delivery by the Executive. At or prior to the Closing, the Executive shall deliver (1) to the Company, a counterpart signature to this Agreement, (2) to the Company and Management LLC, a completed accredited investor questionnaire in the form attached hereto as Appendix D and (3) to Management LLC, a joinder to the Management LLC Agreement in the form attached hereto as Appendix B. If requested by the Company or Management LLC, the Executive shall at the Closing also deliver to the Company and Management LLC a customary spousal waiver.

(c) Delivery by the Company and Management LLC. At or prior to the Closing, the Company shall (1) deliver to the Executive the Management LLC Agreement and the Company Operating Agreement and (2) evidence Management LLC’s ownership of the Profits Units of the Company in its customary manner, and Management LLC shall evidence the Executive’s ownership of the Profits Units of Management LLC in its customary manner.

(d) Status as an “Other Member”. Notwithstanding that the Executive is not directly acquiring Profits Units of the Company, the Executive hereby acknowledges and agrees that the Executive, as a member of Management LLC, shall have the same rights and be subject to the same obligations as an “Other Member” under the Company Operating Agreement as if the Executive directly held Profits Units of the Company, in addition to any rights and obligations of the Executive under the Management LLC Agreement. For clarity and the avoidance of doubt, the issuance of Profits Units to Management LLC, rather than directly to Executive, shall not enlarge, diminish or otherwise alter the rights and obligations of the individual that would apply if Executive directly held Profits Units of the Company and, if requested by the Company, shall enter into any reasonable arrangement to implement the foregoing.

(e) Restrictive Covenants. The Executive, in consideration of the grant of the Profits Units pursuant to Section 1 and the receipt of certain confidential information and trade secrets of the Company and its Affiliates, agrees to be bound by the covenants set forth in Appendix A to this Agreement. These covenants shall be in addition to, and shall not supersede, the covenants set forth in any other agreement to which the Executive and the Company or an Affiliate of the Company are or hereafter become parties. In agreeing and accepting these covenants, the Executive acknowledges having reviewed them and agrees that these covenants are reasonable in time and scope and do not pose an undue hardship on the Executive. The Executive further acknowledges and agrees that the Company would not have entered into this Agreement and issued Units under this Agreement if the Executive did not agree to these covenants.

Section 3. Vesting and Forfeiture of Profits Units; Effect of Termination of Employment of Profits Units

(a) Service Vesting. Except as otherwise provided in Section 3(c) or Section 3(d) of this Agreement or as agreed in writing between the Company and the Executive, the Service Units of the Company and the corresponding Profits Units of Management LLC, each in an amount specified on the page immediately following the signature page hereof, shall each become vested in five (5) equal annual installments on each of the first (1st) through fifth (5th) anniversaries of the Vesting Commencement Date, subject to the continuous employment of the Executive with the Company until the applicable vesting date; provided, that in the event of a Centerbridge Exit, subject to the Executive’s continued employment with the Company until the Centerbridge Exit, any Service Units which are then unvested and outstanding shall automatically become vested upon the occurrence of the Centerbridge Exit.

(b) Performance Vesting. Except as otherwise provided in Section 3(c) or Section 3(d) of this Agreement or as agreed in writing between the Company and the Executive, the Performance Units of the Company and the corresponding Profits Units of Management LLC, each in an amount specified on the page immediately following the signature page hereof, shall be subject to vesting based on the following criteria, and, in the case of each of clauses (i) through (iv), subject to the continuous employment of the Executive through the applicable vesting date:

(i) No portion (0%) of the Performance Units shall become vested unless and until the Centerbridge MOIC is at least two (2);

(ii) One-third (33.33%) of the Performance Units shall become vested from and after the date on which the Centerbridge MOIC is two (2) or greater but less than two and one-half (2.5);

(iii) An additional one-third (33.33%) of Performance Units shall become vested from and after the date on which the Centerbridge MOIC is two and one-half (2.5) or greater but less than three (3); and

(iv) The final one-third (33.33%) of the Performance Units shall become vested from and after the date on which the Centerbridge MOIC is three (3) or greater.

In addition, no Performance Units will vest unless and until the CBP Member receives a cumulative internal rate of return of eight percent (8%) per annum as calculated in good faith by the Administrator, in connection with its investment in the Company.

If the Centerbridge MOIC is at least two (2) and less than three (3), then vesting between the express thresholds above will be determined by the Administrator by linear interpolation.

(c) General Principles Applicable to Vesting of the Profits Units

(i) Discretionary Acceleration. The Administrator, in its sole discretion, may accelerate the vesting of all or a portion of the Profits Units at any time and from time to time.

(ii) No Other Accelerated Vesting. The vesting provisions set forth in this Section 3, or expressly set forth in the Profits Unit Plan, shall be the exclusive vesting provisions applicable to the Profits Units and shall supersede any other provisions relating to vesting, unless such other such provision expressly refers to the Profits Unit Plan by name and this Agreement by name and date.

(iii) Effect of Vesting. In the event that any portion of Profits Units of the Company become vested under this Agreement for any reason, the corresponding portion of Profits Units of Management LLC that were issued in respect of such Profits Units of the Company shall also simultaneously and automatically become vested. In addition, in the event that any portion of Profits Units of the Company are forfeited under this Agreement for any reason, the corresponding portion of Profits Units of Management LLC that were issued in respect of such Profits Units of the Company shall also simultaneously and automatically be forfeited.

(d) Effect of Termination of Employment

(i) By Reason of Death or Disability. Subject to Section 3(d)(iv), if the Executive’s employment terminates as a result of the Executive’s death or Disability, (x) all of the Executive’s unvested Service Units shall become fully and immediately vested upon such termination of employment, and (y) all of the Executive’s unvested Performance Units shall automatically be forfeited.

(ii) Without Cause or with Good Reason. Subject to Section 3(d)(iv), if the Executive’s employment terminates and such termination is (x) by the Company without Cause (excluding death or Disability) or (y) if applicable to the Executive, by the Executive with “good reason” (as expressly defined in a written services agreement to which the Company or a Subsidiary and the Executive are parties), then (A) a pro rata portion of the Service Units scheduled to vest on the next following anniversary of the Vesting Commencement Date (or Grant Date, if applicable) shall vest, with such prorated amount to be determined by multiplying such number of Service Units by a fraction, the numerator of which is number of whole and partial months elapsed since the most recent anniversary of the Vesting Commencement Date (or Grant Date, if applicable), and the denominator of which is twelve (12), and (B) all unvested Profits Units (whether Service Units or Performance Units) shall automatically be forfeited.

(iii) With Cause or without Good Reason. If the Executive’s employment terminates and such termination is by the Executive (other than by Executive with “good reason” only to the extent expressly defined in any written services agreement to which the Company or a Subsidiary and the Executive are parties), then all of the Executive’s unvested Profits Units shall automatically be forfeited. If the Executive’s employment terminates and such termination is by the Company with Cause, then all of the Executive’s Profits Units, whether vested or unvested, will automatically be forfeited.

(iv) “Tail Period” Vesting. Notwithstanding Section 3(d)(i) and Section 3(d)(ii), if (x) the Executive’s employment terminates and such termination is (A) by the Company without Cause (or by the Executive with “good reason” (as defined in 3(d)(ii) above)) or (B) as a result of the Executive’s death or Disability, and (y) there shall occur during the six (6) months following the date of such termination any event that would have caused any of such unvested Profits Units to become vested if the Executive had remained employed through the date of such event, then an additional number of unvested Profits Units shall vest determined by reference to the occurrence of such event. In such event, then for purposes of the repurchase provisions of Section 6, any date of such additional vesting shall be treated as the Executive’s date of termination of employment with respect to such additionally vested Profits Units, mutatis mutandis. For the avoidance of doubt, any Profits Units that have not vested as of the six (6) month anniversary of such termination shall be forfeited for no consideration.

Section 4. Executive’s Representations and Warranties. In connection with the transactions contemplated by this Agreement, the Executive hereby provides the Company and Management LLC with the representations, warranties and covenants set forth in Section 12 of the Management LLC Agreement.

Section 5. Restriction on Transfer of Units

(a) In General. The Executive shall not Transfer any Common Units of Management LLC held by the Executive other than to the extent that the Common Units of the Company to which such Common Units of Management LLC relate would be transferable if held directly by the Executive, and subject to the same conditions and limitations as provided in the Company Operating Agreement. Any permitted Transfer of Common Units of Management LLC shall occur in a manner that complies with all applicable securities laws and, if Management LLC so reasonably requests, prior to any permitted Transfer the Executive shall provide Management LLC with such customary and reasonable information relating to the compliance of such proposed Transfer with the terms of this Agreement and applicable securities laws as Management LLC shall reasonably request. In the event that there occurs a Transfer of any Common Units of Management LLC issued hereunder, each transferee shall enter into a subscription agreement or other instrument reasonably satisfactory to Management LLC governing the Common Units so Transferred that contains repurchase rights, transfer and other restrictions on such Common Units reasonably equivalent to those contained herein.

(b) Profits Units. Profits Units may not be Transferred except to the extent approved by the Administrator or as otherwise permitted by the Profits Units Plan, and subject to such conditions and limitations as may be determined by the Administrator.

(c) Expiration Upon a Qualified IPO. The provisions of this Section 5 shall terminate upon the consummation of a Qualified IPO with respect to any security received by the Executive that is of the same class of securities as those registered under the Securities Act in connection with such Qualified IPO, subject to any lockup or holdback agreement (including pursuant to the Plan or otherwise in connection with any underwritten offering).

Section 6. Repurchase Rights on Termination of Employment. By entering into this Agreement and accepting the award of Profits Units, the Executive accepts and agrees to the repurchase rights applicable to Units set forth in Article V of the Profits Unit Plan.

Section 7. Cooperation related to an IPO. The Executive shall reasonably cooperate with the Company and take such actions as may be reasonably requested by the Administrator in order to effectuate an IPO Restructuring and an IPO undertaken in accordance with the terms of the Company Operating Agreement.

Section 8. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrator” has the meaning given in the Profits Unit Plan.

“Affiliate” has the meaning given in the Company Operating Agreement.

“Agreement” means this Executive Common Unit and Profits Unit Agreement, as amended from time to time in accordance with the terms hereof.

[“Airplane Reimbursement Arrangement” has the meaning given in Section 9(a)].

“Benchmark Amount” has the meaning given in the Company Operating Agreement.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning given in the Profits Unit Plan.

“CBP Member” has the meaning given in the Profits Unit Plan.

“Centerbridge Exit” means a transaction in which the CBP Member disposes of all or substantially all of its investment in the Company. Neither an IPO nor a business combination in which the CBP Member or an Affiliate of the CBP Member controls the resulting combined entity shall constitute a Centerbridge Exit. In the event of a Centerbridge Exit other than a transaction in which the sole consideration paid to the Members is cash, any non-cash consideration for which an observable market price or third party valuations are not readily available shall be valued by a valuation process (including an appropriate illiquidity discount) that is determined by the Administrator.

“Centerbridge MOIC” means the quotient of the aggregate Realized Cash Proceeds (as defined in the Company Operating Agreement) received by the CBP Member under the Company Operating Agreement (including in connection with a Centerbridge Exit) divided by the aggregate amount of capital invested by the CBP Member in the Company, calculated as of immediately following each such distribution (and, for avoidance of doubt, including the distribution that triggers such calculation). For clarity, the amounts payable in respect of the Profits Units shall reduce the Centerbridge MOIC, and the calculation of the Centerbridge MOIC shall be performed on an iterative basis as necessary so as to give full effect to such reduction.

“Closing” has the meaning given in Section 2(a).

“Code” has the meaning given in the Profits Unit Plan.

“Common Unit” has the meaning given in the Profits Unit Plan.

“Company” means Blizzard Parent, LLC, a Delaware limited liability company.

“Company Operating Agreement” has the meaning given in the Profits Unit Plan.

“Competitive Activity” has the meaning given in the Profits Unit Plan.

“Disability” has the meaning given in the Profits Unit Plan.

“Effective Date” has the meaning given in the Profits Unit Plan.

“Exit Sale” has the meaning given in the Company Operating Agreement.

“Hurdle Amount” has the meaning given in the Company Operating Agreement.

“Executive” has the meaning given in the preamble to this Agreement.

“Fair Market Value” has the meaning given in the Profits Unit Plan.

“Grant Date” means the date on which the Closing of the grant of Profits Units occurs.

“IPO” has the meaning given in the Profits Unit Plan.

“IPO Restructuring” has the meaning given in the Company Operating Agreement.

“Management LLC” means Blizzard Management Feeder, LLC, a Delaware limited liability company.

“Management LLC Agreement” means the Limited Liability Company Agreement of Management LLC, dated as of September 13, 2019, as amended from time to time.

“Performance Units” means Profits Units of the Company designated as Performance Units on page immediately following the signature page hereof and the vesting of which is determined by reference to Section 3(b) of this Agreement.

“Person” has the meaning given in the Profits Unit Plan.

“Profits Unit” has the meaning given in the Profits Unit Plan.

“Profits Unit Plan” means the Blizzard Parent, LLC Profits Unit Plan adopted by the Board, as amended from time to time.

“Qualified IPO” has the meaning given in the Company Operating Agreement.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Securities Act” has the meaning given in the Company Operating Agreement.

“Service Units” means the Profits Units of the Company designated as Service Units on page immediately following the signature page hereof and the vesting of which is determined by reference to Section 3(a) of this Agreement.

“Subsidiary” has the meaning given in the Company Operating Agreement.

“Transfer” has the meaning given in the Company Operating Agreement.

“Units” means Common Units and Profits Units.

“Vesting Commencement Date” means the date set forth on the page immediately following the signature page hereof.

Section 9. [Airplane Reimbursement].1

(a) Following the date of this Agreement, the Company or one or more of its Subsidiaries shall, quarterly in arrears upon presentation of customary invoices and, if requested by the Company, reasonable supporting documentation, reimburse the Executive for the per-hour costs incurred by the Executive in connection with his use of a private airplane owned by or on behalf of [Brandon M. Cruz or the Executive]2[the Executive or Clint Jones]3: (i) on an unlimited basis for bona fide business purposes (for himself and for [Clint Jones][ Brandon M. Cruz]) and (ii) for up to one hundred (100) hours of personal use per calendar year (the “Airplane Reimbursement Arrangement”); provided, however, that the costs to be reimbursed and the terms of use associated with such private airplane use shall be commercially reasonable when compared with private airplane use costs and terms at comparable companies; and provided, further, that such reimbursement shall not include hangar costs or catering (other than hangar costs and catering incurred during bona fide business use), insurance or personal property taxes. The Executive shall not be entitled to any gross-up payment with respect to any taxes incurred in connection with the reimbursement of the Executive’s personal use of the private airplane described in the foregoing clause (ii), and the Executive shall use commercially reasonable efforts to cooperate with the Company to satisfy any withholding tax obligation if applicable) associated with the reimbursement of such personal use.

(b) At any time and from time to time, the Board shall have the authority to choose not to reimburse any amounts pursuant to Section 9(a) to the extent that, in the Board’s reasonable and good faith determination (which shall include the determination of the Independent Manager (as such term is defined in the Company Operating Agreement)), such amounts represent a material increase relative to the fair market value of such amounts on the date hereof.

(c) In the event of an IPO or an Exit Sale, the Company shall terminate the Airplane Reimbursement Arrangement and any equivalent arrangement in the future with respect to private airplane use shall be determined by the board of directors (or equivalent governing body) of the Company or the IPO Corporation, as applicable.]

Section 10. Miscellaneous

(a) Authorization to Use Personal Data. The Executive authorizes any Affiliate of the Company that employs the Executive or that otherwise has or lawfully obtains personal data relating to the Executive to divulge or transfer such personal data to the Company or to a third party, in each case in any jurisdiction, if and to the extent required by law; provided, however, that the Company or its Affiliate, as applicable, shall provide the Executive with prior written notice thereof if and to the extent required by law.

(b) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, or when received in the form of a facsimile, electronic mail or other electronic transmission (receipt confirmation requested), to the Company, Management LLC, the CBP Member or the Executive, as the case may be, at the following addresses or to such other address as the Company, Management LLC, the CBP Member or the Executive, as the case may be, shall specify by notice to the others:

[1]	Note to Draft: Section 9 to be included for Brandon Cruz and Clint Jones.
[2]	For Clint.
[3]	For Brandon.

(i) if to the Company, to it as provided in the Company Operating Agreement;

(ii) if to Management LLC, to it as provided in the Management LLC Agreement;

(iii) if to the Executive, to the Executive at the Executive’s most recent address as shown on the books and records of the Company or Subsidiary employing the Executive; and

(iv) if to the CBP Member, to it as provided in the Company Operating Agreement;

with a copy (which shall not by itself constitute notice hereunder) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Fax: (212) 909-6836

Attention: Andrew L. Bab or Jonathan F. Lewis

Email:    ####@debevoise.com or ####@debevoise.com

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or by electronic mail, or on the third business day if delivered by regular mail. Copies of any notice or other communication given under this Agreement shall also be given to the CBP Member pursuant to clause (iv) above.

(c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.

(d) Waiver; Amendment.

(i) Waiver. No action taken pursuant to this Agreement, including, but not limited to, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Executive, the Company and Management LLC; provided, further, that any amendment adversely affecting the rights or economic benefits of the CBP Member hereunder must be consented to by the CBP Member.

(e) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company, Management LLC or the Executive without the prior written consent of the other parties.

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section [9(g)][10(g)].

(h) Consent to Electronic Delivery. The Executive hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Executive pursuant to the Management LLC Agreement or applicable securities laws) regarding the Company, Management LLC, this Agreement and the Units via electronic delivery, including electronic mail.

(i) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(k) Interpretive Rule. In the event of any ambiguity regarding the interpretation of this Agreement, this Agreement shall be interpreted by the Administrator to effect the same result, as nearly as practicable, as if the Executive had acquired Common Units of the Company and Profits Units of the Company directly.

(l) Third Party Beneficiary. This Agreement is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision thereof except for the CBP Member, which is an express third party beneficiary of this Agreement (other than Appendix A hereof) and entitled to enforce its terms and provisions (other than Appendix A hereof).

(m) No Right to Continued Employment or Service. Nothing in the Company Operating Agreement, the Management LLC Agreement or this Agreement shall confer upon the Executive any right to continue in the employ or service of the Company or shall interfere with or restrict the right of any member of the Company to terminate the Executive’s employment or services to the Company at any time for any reason whatsoever.

[ Signature Page Follows ]

THE EXECUTIVE

By:
Name: [________________]

BLIZZARD PARENT, LLC

By:	Blizzard Aggregator, LLC
Its:	Managing Member

By:	CCP III Cayman GP Ltd.
Its:	Manager

By:
Name:	Jeremy Gelber
Title:	Authorized Signatory

BLIZZARD MANAGEMENT FEEDER, LLC

By:	CCP III Cayman GP Ltd.
Its:	Manager

By:
Name:	Jeremy Gelber
Title:	Authorized Signatory

[Signature Page to Executive Common Unit and Profits Unit Agreement]

Name: [________________]

Address: [________________]

               [________________]

Email address: [________________]

* * *

Date of Agreement: [________________]

Profits Units

Total Number of Profits Units Granted:	[________]

Number of Service Units:	[________][4]

Number of Performance Units:	[________][5]

Hurdle Amount:	$0 (none)

Vesting Commencement Date:	[________]

[4]	To represent one third (1/3) of the total number of Profits Units granted.
[5]	To represent two thirds (2/3) of the total number of Profits Units granted.

Appendix A

Restrictive Covenants

The Executive acknowledges that the Executive has gained and will gain access to certain confidential information, trade secrets, and proprietary methods and processes relating to the operations, strategy and financial initiatives of the Company, and that the Company has a legitimate business interest in protecting such information, trade secrets, methods, and processes. In consideration for access to this confidential information, trade secrets, methods and processes, the Executive agrees to abide by the covenants and restrictions contained in this Appendix A.

(a) Noncompetition. Unless otherwise approved by the Company, the Executive shall not, during the Noncompetition Restricted Period (as defined below) and in the Restricted Area (as defined below), be engaged, directly or indirectly (other than as the passive owner of not in excess of 5% of the outstanding equity interests of any entity [or, subject to the last sentence of this clause (a), as the member of the board of directors, board of managers or comparable governing body]6), whether as a principal, partner, member, employee, independent contractor, consultant, shareholder or otherwise in (i) a business or endeavor which is competitive with or substantially similar to any business of the Company or any of its Subsidiaries conducted during the twelve (12) months preceding the date the Executive ceases to be employed by the Company or its Subsidiaries, or (ii) any potential business (A) which has been submitted to the Board for consideration and is under active consideration by the Board, and (B) of which the Executive was aware as evidenced by contemporaneous documentation, in each case, during the twelve (12) months preceding the date the Executive ceases to be employed by the Company or its Subsidiaries. [Notwithstanding the foregoing provisions of this clause (a), [(i) such clause (a) shall not apply to any of the Executive’s current memberships on the board of directors, board of managers or comparable governing bodies of a business as of the date hereof[, which consist of HealthJoy, Inc., Creatix, Inc. and GoHealthJoy, LLC]7[, which consist of GoHealthJoy, LLC]8[, which consist of Spartan Motors, Inc., Chicago Hope Academy and GoHealthJoy, LLC]9 and (ii)]10 if the Executive advises the Board that he proposes to serve as the member of the board of directors, board of managers or comparable governing body of a business that the Board determines in good faith is competitive with the business of the Company and its Subsidiaries, such service may be provided only if the Board has not provided Executive written notice (within ten (10) days of Executive so advising the Board regarding such service), of its determination

[6]	For Brandon, Clint and Jim only.
[7]	For Brandon only.
[8]	For Clint only.
[9]	For Jim only.
[10]	For Brandon, Clint and Jim only.

that such service would reasonably be expected result in competitive harm to the Company and its Subsidiaries; provided that in no event (other than with the prior written consent of the Company) may such service be provided to a Competitor (as defined in the Company Operating Agreement).]11

(b) (i) Confidentiality. All Confidential Information shall be kept confidential and shall not be disclosed to any third party except: (i) information which is or becomes publicly available (other than as a result of disclosure by the Executive in violation hereof or a third party’s violation of such third party’s contractual, legal or fiduciary obligation to any Person); (ii) information which is independently developed, discovered or arrived at by the Executive without use of Confidential Information; (iii) in order to comply with any law, rule, regulation or order applicable to the Executive, or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to such recipient in the course of any litigation, investigation or administrative proceeding; (iv) information that was or becomes available to the Executive on a non-confidential basis from a source other than the Company or any Subsidiary which source is not under a contractual, legal or fiduciary duty of confidentiality with respect to such information; (v) information that is approved for disclosure by the Company or any of its Subsidiaries or Affiliates in writing; or (vi) disclosures under clause (b)(ii) below. In the event that the Executive or any representative thereof becomes legally compelled by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar judicial or administrative process to disclose any Confidential Information, the disclosing party shall, unless legally prohibited, provide the Company with prompt prior written notice of such requirement and cooperate with the Company, at the Company’s expense, to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed, including interposing all available objections thereto, such as objections based on settlement privilege. In the event that such protective order or other similar remedy is not obtained, the disclosing party shall furnish only that portion of such Confidential Information that has been legally compelled to be furnished. The Executive shall, during such employment, disclose Confidential Information only for the benefit of the Company and in accordance with any restrictions placed on its disclosure in this paragraph (b). For purposes of this Agreement, “Confidential Information” means non-public information that has value in or to the business of the Company or any of its Subsidiaries, whether or not labeled or identified as proprietary or confidential and that is obtained by the Executive, or to which the Executive had access, in the scope of the Executive’s employment. Confidential Information includes without limitation any and all non-public information that relates to the actual or anticipated business and/or products, research or development of the Company or any Subsidiary or Affiliate or to the technical data, trade secrets or know-how of any such Person, including without limitation research, product plans or other information regarding the products or services and markets, customer lists and customers (which may include but is not limited to customers on which the Executive called or with whom the Executive may have become acquainted

[11]	For Brandon, Clint and Jim only.

while employed by the Company), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company or any Subsidiary or Affiliate either directly or indirectly in writing or orally.

(ii) Permitted Disclosures. Nothing in this Agreement or any other agreement or policies of the Company or any of its Subsidiaries prohibits or restricts the Executive or the Executive’s attorneys from: (a) making any disclosure of relevant and necessary information or documents in any action, investigation, or proceeding as required by law or legal process, including with respect to possible violations of law; ( b) participating, cooperating, or testifying in any action, investigation, or proceeding with, or providing information to, any governmental agency or legislative body, any regulatory or supervisory authority, and/or pursuant to the Sarbanes-Oxley Act; (c) accepting any U.S. Securities and Exchange Commission awards; or (d) filing a charge with, initiating communications with, providing documents or other disclosures to, or responding to any inquiry from, any governmental agency, legislative body, or any regulatory or supervisory authority regarding any good-faith concerns about possible violations of law including, without limitation, the U.S. Equal Employment Opportunity Commission and the National Labor Relations Board. Pursuant to 18 U.S.C. § 1833(b), the Executive will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret of the Company or any of its Subsidiaries that ( i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to such Person’s attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If the Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Executive may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, provided that the Executive files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or any other agreement or policy of the Company or its Subsidiaries is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are permitted by such statute.

(c) Nonsolicitation of Employees. Unless otherwise approved by the Company, during the Nonsolicitation Restricted Period, the Executive shall not directly or indirectly (i) solicit any employee of the Company or any of its Subsidiaries, or induce such employee to terminate employment with such entity, and (ii) either individually or as owner, agent, employee, consultant or otherwise, employ or offer employment to any person who is, or who within the six (6) months preceding such action was, employed by the Company or such Subsidiary, in the case of each of clause (i) and (ii), other than an Excluded Employee; provided, that nothing in this clause (c) shall preclude the Executive from placing advertisements during the Nonsolicitation Restricted Period in periodicals of general circulation or on non-industry specific online recruiting sites and forums soliciting persons for employment. For purposes of this clause (c), an “Excluded Employee” means (1) administrative assistants and (2) non-managerial call center employees of the Company or any of its Subsidiaries.

(d) Nonsolicitation of Customers, Clients and Distributors. Unless otherwise approved by the Company, during the Noncompetition Restricted Period, the Executive shall not directly or indirectly solicit or otherwise attempt to establish for himself or any other Person any competing business relationship with any Person which is, or during the six (6) month period preceding any date of determination was, a customer, client or distributor (including any marketing, brokerage, or insurance carrier partner) of the Company or any of its Subsidiaries and as to which the Executive (x) conducted business on behalf of the Company or any of its Subsidiaries or (y) has access to Confidential Information relating thereto.

(e) Injunctive Relief with Respect to Covenants. The Executive acknowledges and agrees that the covenants and obligations of the Executive with respect to noncompetition, nonsolicitation and confidentiality, as the case may be, set forth herein relate to special, unique and extraordinary matters and that a violation or threatened violation of any of the terms of such covenants or obligations will cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, the Executive agrees, to the fullest extent permitted by applicable law, that the Company shall be entitled to an injunction, restraining order or such other equitable relief restraining the Executive from committing any violation of the covenants or obligations contained in this Appendix A. These injunctive remedies are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity. In connection with the provisions of this Appendix A, the Executive acknowledges that the Executive is agreeing to these provisions (1) in connection with the receipt of the Profits Units and (2) in connection with the transactions contemplated by the Merger Agreement, which have provided and are intended in the future to provide the Executive with material economic benefits.

(f) Unenforceable Restriction. It is expressly understood and agreed that although the Executive and the Company consider the restrictions contained in this Appendix A to be reasonable, if a final determination is made by a court of competent jurisdiction that any restriction contained in this Appendix A is an unenforceable restriction against the Executive, the provisions of this Appendix A shall not be rendered void but shall be reformed to apply as to such maximum time and to such maximum extent as such court may determine to be enforceable. Alternatively, if such court finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be reformed so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

For purposes of this Appendix A:

“Noncompetition Restricted Period” means the period beginning on the date that the Executive’s employment with the Company or any Subsidiary that employs such individual terminates (whether initiated by the Executive or by the Company or such Subsidiary) and ending on the first (1st) anniversary of the date thereof (unless the Executive and the Company mutually agree to a longer period).

“Nonsolicitation Restricted Period” means the period beginning on the date that the Executive’s employment with the Company or any Subsidiary that employs such individual terminates (whether initiated by the Executive or by the Company or such Subsidiary) and ending on the second (2nd) anniversary of the date thereof (unless the Executive and the Company mutually agree to a longer period).

“Restricted Area” means, as of any date of determination, those counties and states within the United States and, if applicable, those comparable political subdivisions of other countries in which the Company or any of its Subsidiaries directly or indirectly (x) conducts its business activities as of such date or (y) has regularly conducted or is actively planning to conduct its business activities on such date or at any time during the twelve months prior to such date. The Restricted Area with respect to an employee whose services do not otherwise relate to a specific geographic region shall be determined on the basis of the Company and its Subsidiaries conducting its business in locations without having any physical presence (such as leased property, equipment or employees) in such location, including but not limited to any counties and states in which the Company or its Subsidiaries market, broker or sell insurance policies or related products and services.

Appendix B

JOINDER AGREEMENT

                    , 20

Reference is made to that certain Limited Liability Company Agreement of Blizzard Management Feeder, LLC (“Management LLC”, and such agreement, the “Management LLC Agreement”). The undersigned acknowledges receipt of ( x) the Management LLC Agreement, and (y) the Amended and Restated Limited Liability Company Agreement of Blizzard Parent, LLC, each as in effect on the date hereof.

The undersigned signatory, in order to become the owner or holder of Units of Management LLC, hereby agrees that by the undersigned’s execution hereof, the undersigned is a party to the Management LLC Agreement and shall be a Member of Management LLC with respect to the Common Units, if any, and the Profits Units, if any, held by the undersigned, in all cases subject to all of the rights, restrictions, conditions and obligations applicable to the Members in respect of such Common Units and/or Profits Units, as applicable, set forth in the Management LLC Agreement. For purposes of this Joinder Agreement, the terms “Units”, “Member”, “Common Units” and “Profits Units” shall be as defined in the Management LLC Agreement. This Joinder Agreement shall take effect and shall become a part of the Management LLC Agreement as of the date first written above (or, if earlier, the effective date of the relevant issuance and/or transfer of Units to the undersigned).

Pls. Print Name:

ACCEPTED:

BLIZZARD MANAGEMENT

FEEDER, LLC

By:
Name:
Title:

Appendix C

SECTION 83(B) ELECTION FORM

[attached]

Information Relating to Section 83(b) Election

Below you will find instructions for completing and filing a tax form in connection with your receipt of Profits Units representing a partnership interest of Blizzard Management Feeder, LLC.

Pursuant to the terms governing the Profits Units, you must file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, within 30 days of the issuance to you of the Profits Units. The consequences of making an 83(b) election are complex and depend on individual circumstances and expectations. We recommend that you consult your own tax advisor regarding your receipt of Profits Units and the tax treatment of Profits Units.

For your convenience, attached is an 83(b) election form for you to complete, which the Company’s General Counsel will then file with the Internal Revenue Service on your behalf. To complete the form, enter your social security number, sign and date the form. A copy of the completed form must be returned to Bradley M. Burd by email at ####@gohealth.com no later than October 11, 2019.

Should you have any questions, please feel free to contact Bradley M. Burd via email at ####@gohealth.com or by phone at ####.

STATEMENT UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE AND TREASURY REGULATION § 1.83-2(e)

This statement is made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). I hereby elect the tax treatment described in Section 83(b) of the Code for the property described below. The following information is supplied in accordance with Treasury Regulation § 1.83-2(e).

1.	Taxpayer.

Name:
Address:

SSN:

2.

Description of Property. The property with respect to which the election is made is                  units (the “Units”) of a partnership interest (the “ Interest”) of Blizzard Management Feeder, LLC, a Delaware limited liability company (“Management LLC”). The Units referred to herein are those Profits Units described in the Blizzard Parent, LLC Profits Unit Plan, as amended from time to time.

3.	Date of Transfer and Taxable Year of Election. The Interest was transferred on October 3, 2019. This election is being made with respect to calendar year 2019.

4.

Nature of Restrictions. Retention of all or a portion of the Interest is conditioned on my continuing to provide services to the entity to which I provide services as well as the achievement of specified performance conditions.

5.

Fair Market Value of the Property. The fair market value of the Interest on the date of transfer (determined without regard to any lapse restriction, as defined in Treasury Regulation § 1.83-3(i)) was equal to $0.00 per Unit, as set forth in item 6 below.

6.	Amount Paid for the Property. The amount paid for the Interest was $0.00 per Unit, the fair market value of each Unit at the time of transfer.

7.	Copies of Election. A copy of this election has been furnished to Management LLC pursuant to Treasury Regulation § 1.83-2(d).

Name:

Dated:

Appendix D

Accredited Investor Questionnaire

[attached]

BLIZZARD MANAGEMENT FEEDER, LLC

ACCREDITED INVESTOR QUESTIONNAIRE

In connection with your potential investment in Blizzard Management Feeder, LLC (“Management LLC”), Management LLC must determine whether you are an “accredited investor,” as such term is defined by Rule 501(a) promulgated under the Securities Act of 1933, as amended.

Please provide answers to each of the statements below, indicating whether or not each statement applies to you. Your responses to these statements will be kept confidential.

Yes	No

1.  My individual net worth, or my joint net worth with my spouse at the time of my investment, exceeds $1,000,000. Please see the explanation in footnote one as to how your primary residence relates to your net worth or joint net worth.[12]

2.  My individual income was in excess of $200,000 in each of the preceding two calendar years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I (or we) have a reasonable expectation of reaching the same income level in the current fiscal year.

Please sign:
Please print name:
Please print date:

Please print your home address:

[12]

As a general rule, the term “net worth” means the excess of (i) your total assets, excluding your primary residence, over (ii) your total liabilities. For purposes of computing net worth, the value of a primary residence should be excluded from total assets and the value of any mortgage secured by a primary residence should be excluded from total liabilities. However, the portion of any mortgage secured by a primary residence in excess of the estimated fair market value of the primary residence (i.e., if applicable, the portion of a mortgage that is “underwater”) should be included in total liabilities.

Appendix A

Restrictive Covenants

The Executive acknowledges that the Executive has gained and will gain access to certain confidential information, trade secrets, and proprietary methods and processes relating to the operations, strategy and financial initiatives of the Company, and that the Company has a legitimate business interest in protecting such information, trade secrets, methods, and processes. In consideration for access to this confidential information, trade secrets, methods and processes, the Executive agrees to abide by the covenants and restrictions contained in this Appendix A.

(a)     Noncompetition. Unless otherwise approved by the Company, the Executive shall not, during the Noncompetition Restricted Period (as defined below) and in the Restricted Area (as defined below), be engaged, directly or indirectly (other than as the passive owner of not in excess of 5% of the outstanding equity interests of any entity [or, subject to the last sentence of this clause (a), as the member of the board of directors, board of managers or comparable governing body]6), whether as a principal, partner, member, employee, independent contractor, consultant, shareholder or otherwise in (i) a business or endeavor which is competitive with or substantially similar to any business of the Company or any of its Subsidiaries conducted during the twelve (12) months preceding the date the Executive ceases to be employed by the Company or its Subsidiaries, or (ii) any potential business (A) which has been submitted to the Board for consideration and is under active consideration by the Board, and (B) of which the Executive was aware as evidenced by contemporaneous documentation, in each case, during the twelve (12) months preceding the date the Executive ceases to be employed by the Company or its Subsidiaries. [Notwithstanding the foregoing provisions of this clause (a), [(i) such clause (a) shall not apply to any of the Executive’s current memberships on the board of directors, board of managers or comparable governing bodies of a business as of the date hereof[, which consist of HealthJoy, Inc., Creatix, Inc. and GoHealthJoy, LLC]7[, which consist of GoHealthJoy, LLC]8[, which consist of Spartan Motors, Inc., Chicago Hope Academy and GoHealthJoy, LLC]9 and (ii)]10 if the Executive advises the Board that he proposes to serve as the member of the board of directors, board of managers or comparable governing body of a business that the Board determines in good faith is competitive with the business of the Company and its Subsidiaries, such service may be provided only if the Board has not provided Executive written notice (within ten (10) days of Executive so advising the Board regarding such service), of its determination

[6]	For Brandon, Clint and Jim only.
[7]	For Brandon only.
[8]	For Clint only.
[9]	For Jim only.
[10]	For Brandon, Clint and Jim only.

that such service would reasonably be expected result in competitive harm to the Company and its Subsidiaries; provided that in no event (other than with the prior written consent of the Company) may such service be provided to a Competitor (as defined in the Company Operating Agreement).]11

(b)     (i)    Confidentiality. All Confidential Information shall be kept confidential and shall not be disclosed to any third party except: (i) information which is or becomes publicly available (other than as a result of disclosure by the Executive in violation hereof or a third party’s violation of such third party’s contractual, legal or fiduciary obligation to any Person); (ii) information which is independently developed, discovered or arrived at by the Executive without use of Confidential Information; (iii) in order to comply with any law, rule, regulation or order applicable to the Executive, or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to such recipient in the course of any litigation, investigation or administrative proceeding; (iv) information that was or becomes available to the Executive on a non-confidential basis from a source other than the Company or any Subsidiary which source is not under a contractual, legal or fiduciary duty of confidentiality with respect to such information; (v) information that is approved for disclosure by the Company or any of its Subsidiaries or Affiliates in writing; or (vi) disclosures under clause (b)(ii) below. In the event that the Executive or any representative thereof becomes legally compelled by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar judicial or administrative process to disclose any Confidential Information, the disclosing party shall, unless legally prohibited, provide the Company with prompt prior written notice of such requirement and cooperate with the Company, at the Company’s expense, to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed, including interposing all available objections thereto, such as objections based on settlement privilege. In the event that such protective order or other similar remedy is not obtained, the disclosing party shall furnish only that portion of such Confidential Information that has been legally compelled to be furnished. The Executive shall, during such employment, disclose Confidential Information only for the benefit of the Company and in accordance with any restrictions placed on its disclosure in this paragraph (b). For purposes of this Agreement, “Confidential Information” means non-public information that has value in or to the business of the Company or any of its Subsidiaries, whether or not labeled or identified as proprietary or confidential and that is obtained by the Executive, or to which the Executive had access, in the scope of the Executive’s employment. Confidential Information includes without limitation any and all non- public information that relates to the actual or anticipated business and/or products, research or development of the Company or any Subsidiary or Affiliate or to the technical data, trade secrets or know-how of any such Person, including without limitation research, product plans or other information regarding the products or services and markets, customer lists and customers (which may include but is not limited to customers on which the Executive called or with whom the Executive may have become acquainted

[11]	For Brandon, Clint and Jim only.

while employed by the Company), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company or any Subsidiary or Affiliate either directly or indirectly in writing or orally.

(ii)     Permitted Disclosures. Nothing in this Agreement or any other agreement or policies of the Company or any of its Subsidiaries prohibits or restricts the Executive or the Executive’s attorneys from: (a) making any disclosure of relevant and necessary information or documents in any action, investigation, or proceeding as required by law or legal process, including with respect to possible violations of law; (b) participating, cooperating, or testifying in any action, investigation, or proceeding with, or providing information to, any governmental agency or legislative body, any regulatory or supervisory authority, and/or pursuant to the Sarbanes-Oxley Act; (c) accepting any U.S. Securities and Exchange Commission awards; or (d) filing a charge with, initiating communications with, providing documents or other disclosures to, or responding to any inquiry from, any governmental agency, legislative body, or any regulatory or supervisory authority regarding any good-faith concerns about possible violations of law including, without limitation, the U.S. Equal Employment Opportunity Commission and the National Labor Relations Board. Pursuant to 18 U.S.C. § 1833(b), the Executive will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret of the Company or any of its Subsidiaries that ( i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to such Person’s attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If the Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Executive may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, provided that the Executive files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or any other agreement or policy of the Company or its Subsidiaries is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are permitted by such statute.

(c)     Nonsolicitation of Employees. Unless otherwise approved by the Company, during the Nonsolicitation Restricted Period, the Executive shall not directly or indirectly (i) solicit any employee of the Company or any of its Subsidiaries, or induce such employee to terminate employment with such entity, and (ii) either individually or as owner, agent, employee, consultant or otherwise, employ or offer employment to any person who is, or who within the six (6) months preceding such action was, employed by the Company or such Subsidiary, in the case of each of clause (i) and (ii), other than an Excluded Employee; provided, that nothing in this clause (c) shall preclude the Executive from placing advertisements during the Nonsolicitation Restricted Period in periodicals of general circulation or on non-industry specific online recruiting sites and forums soliciting persons for employment. For purposes of this clause (c), an “Excluded Employee” means (1) administrative assistants and (2) non-managerial call center employees of the Company or any of its Subsidiaries.

(d)     Nonsolicitation of Customers, Clients and Distributors. Unless otherwise approved by the Company, during the Noncompetition Restricted Period, the Executive shall not directly or indirectly solicit or otherwise attempt to establish for himself or any other Person any competing business relationship with any Person which is, or during the six (6) month period preceding any date of determination was, a customer, client or distributor (including any marketing, brokerage, or insurance carrier partner) of the Company or any of its Subsidiaries and as to which the Executive (x) conducted business on behalf of the Company or any of its Subsidiaries or (y) has access to Confidential Information relating thereto.

(e)     Injunctive Relief with Respect to Covenants. The Executive acknowledges and agrees that the covenants and obligations of the Executive with respect to noncompetition, nonsolicitation and confidentiality, as the case may be, set forth herein relate to special, unique and extraordinary matters and that a violation or threatened violation of any of the terms of such covenants or obligations will cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, the Executive agrees, to the fullest extent permitted by applicable law, that the Company shall be entitled to an injunction, restraining order or such other equitable relief restraining the Executive from committing any violation of the covenants or obligations contained in this Appendix A. These injunctive remedies are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity. In connection with the provisions of this Appendix A, the Executive acknowledges that the Executive is agreeing to these provisions (1) in connection with the receipt of the Profits Units and (2) in connection with the transactions contemplated by the Merger Agreement, which have provided and are intended in the future to provide the Executive with material economic benefits.

(f)    Unenforceable Restriction. It is expressly understood and agreed that although the Executive and the Company consider the restrictions contained in this Appendix A to be reasonable, if a final determination is made by a court of competent jurisdiction that any restriction contained in this Appendix A is an unenforceable restriction against the Executive, the provisions of this Appendix A shall not be rendered void but shall be reformed to apply as to such maximum time and to such maximum extent as such court may determine to be enforceable. Alternatively, if such court finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be reformed so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

For purposes of this Appendix A:

“Noncompetition Restricted Period” means the period beginning on the date that the Executive’s employment with the Company or any Subsidiary that employs such individual terminates (whether initiated by the Executive or by the Company or such Subsidiary) and ending on the first (1st) anniversary of the date thereof (unless the Executive and the Company mutually agree to a longer period).

“Nonsolicitation Restricted Period” means the period beginning on the date that the Executive’s employment with the Company or any Subsidiary that employs such individual terminates (whether initiated by the Executive or by the Company or such Subsidiary) and ending on the second (2nd) anniversary of the date thereof (unless the Executive and the Company mutually agree to a longer period).

“Restricted Area” means, as of any date of determination, those counties and states within the United States and, if applicable, those comparable political subdivisions of other countries in which the Company or any of its Subsidiaries directly or indirectly (x) conducts its business activities as of such date or (y) has regularly conducted or is actively planning to conduct its business activities on such date or at any time during the twelve months prior to such date. The Restricted Area with respect to an employee whose services do not otherwise relate to a specific geographic region shall be determined on the basis of the Company and its Subsidiaries conducting its business in locations without having any physical presence (such as leased property, equipment or employees) in such location, including but not limited to any counties and states in which the Company or its Subsidiaries market, broker or sell insurance policies or related products and services.

Appendix B

JOINDER AGREEMENT

                , 20

Reference is made to that certain Limited Liability Company Agreement of Blizzard Management Feeder, LLC (“Management LLC”, and such agreement, the “Management LLC Agreement”). The undersigned acknowledges receipt of (x) the Management LLC Agreement, and (y) the Amended and Restated Limited Liability Company Agreement of Blizzard Parent, LLC, each as in effect on the date hereof.

The undersigned signatory, in order to become the owner or holder of Units of Management LLC, hereby agrees that by the undersigned’s execution hereof, the undersigned is a party to the Management LLC Agreement and shall be a Member of Management LLC with respect to the Common Units, if any, and the Profits Units, if any, held by the undersigned, in all cases subject to all of the rights, restrictions, conditions and obligations applicable to the Members in respect of such Common Units and/or Profits Units, as applicable, set forth in the Management LLC Agreement. For purposes of this Joinder Agreement, the terms “Units”, “Member”, “Common Units” and “Profits Units” shall be as defined in the Management LLC Agreement. This Joinder Agreement shall take effect and shall become a part of the Management LLC Agreement as of the date first written above (or, if earlier, the effective date of the relevant issuance and/or transfer of Units to the undersigned).

Pls. Print Name:

ACCEPTED:

BLIZZARD MANAGEMENT

FEEDER, LLC

By:
Name:
Title:

Appendix C

SECTION 83(B) ELECTION FORM

[attached]

Information Relating to Section 83(b) Election

Below you will find instructions for completing and filing a tax form in connection with your receipt of Profits Units representing a partnership interest of Blizzard Management Feeder, LLC.

Pursuant to the terms governing the Profits Units, you must file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, within 30 days of the issuance to you of the Profits Units. The consequences of making an 83(b) election are complex and depend on individual circumstances and expectations. We recommend that you consult your own tax advisor regarding your receipt of Profits Units and the tax treatment of Profits Units.

For your convenience, attached is an 83(b) election form for you to complete, which the Company’s General Counsel will then file with the Internal Revenue Service on your behalf. To complete the form, enter your social security number, sign and date the form. A copy of the completed form must be returned to Bradley M. Burd by email at ####@gohealth.com no later than October 11, 2019.

Should you have any questions, please feel free to contact Bradley M. Burd via email at ####@gohealth.com or by phone at ####.

STATEMENT UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE AND TREASURY REGULATION § 1.83-2(e)

This statement is made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). I hereby elect the tax treatment described in Section 83(b) of the Code for the property described below. The following information is supplied in accordance with Treasury Regulation § 1.83-2(e).

1.	Taxpayer.

Name:
Address:

SSN:

2.

Description of Property. The property with respect to which the election is made is                  units (the “Units”) of a partnership interest (the “Interest”) of Blizzard Management Feeder, LLC, a Delaware limited liability company (“Management LLC”). The Units referred to herein are those Profits Units described in the Blizzard Parent, LLC Profits Unit Plan, as amended from time to time.

3.	Date of Transfer and Taxable Year of Election. The Interest was transferred on October 3, 2019. This election is being made with respect to calendar year 2019.

4.

Nature of Restrictions. Retention of all or a portion of the Interest is conditioned on my continuing to provide services to the entity to which I provide services as well as the achievement of specified performance conditions.

5.

Fair Market Value of the Property. The fair market value of the Interest on the date of transfer (determined without regard to any lapse restriction, as defined in Treasury Regulation § 1.83-3(i)) was equal to $0.00 per Unit, as set forth in item 6 below.

6.	Amount Paid for the Property. The amount paid for the Interest was $0.00 per Unit, the fair market value of each Unit at the time of transfer.

7.	Copies of Election. A copy of this election has been furnished to Management LLC pursuant to Treasury Regulation § 1.83-2(d).

Name:

Dated:

Exhibit C

Accredited Investor Questionnaire

[attached]

BLIZZARD PARENT, LLC

ACCREDITED INVESTOR QUESTIONNAIRE

In connection with your potential investment in Blizzard Parent, LLC (the “Company”), the Company must determine whether you are an “accredited investor,” as such term is defined by Rule 501(a) promulgated under the Securities Act of 1933, as amended.

Please provide answers to each of the statements below, indicating whether or not each statement applies to you. Your responses to these statements will be kept confidential.

Yes	No

1.  My individual net worth, or my joint net worth with my spouse at the time of my investment, exceeds $1,000,000. Please see the explanation in footnote one as to how your primary residence relates to your net worth or joint net worth.[1]

2.  My individual income was in excess of $200,000 in each of the preceding two calendar years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I (or we) have a reasonable expectation of reaching the same income level in the current fiscal year.

Please sign:
Please print name:
Please print date:

Please print your home address:

[1]

As a general rule, the term “net worth” means the excess of (i) your total assets, excluding your primary residence, over (ii) your total liabilities. For purposes of computing net worth, the value of a primary residence should be excluded from total assets and the value of any mortgage secured by a primary residence should be excluded from total liabilities. However, the portion of any mortgage secured by a primary residence in excess of the estimated fair market value of the primary residence (i.e., if applicable, the portion of a mortgage that is “under water”) should be included in total liabilities.